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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 19, 2006 (May 16, 2006)


                      FIRST ROBINSON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                             0-29276                36-4145294
--------                             -------                ----------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)


                 501 EAST MAIN STREET, ROBINSON. ILLINOIS 62454
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (618) 544-8621


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934

        On May 19, 2006, First Robinson Financial Corporation issued a news release to report its financial results for the year ended March 31, 2006 and to announce the payment of the annual dividend to shareholders of record as of June 2, 2006. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS.

             Exhibit Number

             99.1 Press Release, dated May 19, 2006 issued by First Robinson Financial Corporation

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST ROBINSON FINANCIAL CORPORATION




Dated:   May 19, 2006                       By:   /S/ RICK L. CATT
                                               ----------------------------
                                               Rick L. Catt, President/CEO

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                                  EXHIBIT INDEX


EXHIBIT NUMBER
--------------


        99.1 Press Release, dated May 19, 2006 issued by First Robinson Financial Corporation

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